Certifications
--------------

I, Charles E. Porter, a Principal Executive Officer of the funds listed on Attachment A, certify that:

1. I have reviewed each report on Form N-CSR of the funds listed on Attachment A:

2. Based on my knowledge, each report does not contain any untrue statements of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by each report;

3. Based on my knowledge, the financial statements, and other financial information included in each report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in each report;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which each report is being prepared;

b) designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of each report based on such evaluation; and

d) disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer and I have disclosed to each registrant's auditors and the audit committee of each registrant's board of directors (or persons performing the equivalent functions):

a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect each registrant's ability to record, process, summarize, and report financial information; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in each registrant's internal control over financial reporting.

                                 /s/ Charles E. Porter
                                 --------------------------
                                 Date: August 29, 2005
                                 Charles E. Porter
                                 Principal Executive Officer




Certifications
--------------

I, Steven D. Krichmar, the Principal Financial Officer of the funds listed on Attachment A, certify that:

1. I have reviewed each report on Form N-CSR of the funds listed on Attachment A:

2. Based on my knowledge, each report does not contain any untrue statements of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by each report;

3. Based on my knowledge, the financial statements, and other financial information included in each report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in each report;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which each report is being prepared;

b) designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of each report based on such evaluation; and

d) disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer and I have disclosed to each registrant's auditors and the audit committee of each registrant's board of directors (or persons performing the equivalent functions):

a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect each registrant's ability to record, process, summarize, and report financial information; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in each registrant's internal control over financial reporting.

                                 /s/ Steven D. Krichmar
                                 -------------------------------
                                 Date: August 29, 2005
                                 Steven D. Krichmar
                                 Principal Financial Officer




Attachment A
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N-CSR
Period (s) ended June 30, 2005

057 Putnam Europe Equity Fund
841 Putnam International Equity Fund
852 Putnam New Opportunities Fund
2HF Putnam Small Cap Growth Fund
2CE Putnam International Growth & Income Fund
377 Putnam Discovery Growth Fund
2PX Putnam VT American Government Income Fund
2TP Putnam VT Capital Appreciation Fund
961 Putnam VT Diversified Income Fund
2IS Putnam VT The George Putnam Fund of Boston
070 Putnam VT Global Asset Allocation Fund
016 Putnam VT Global Equity Fund
066 Putnam VT Growth and Income Fund
2PU Putnam VT Growth Opportunities Fund
2IW Putnam VT Health Sciences Fund
067 Putnam VT High Yield Fund
068 Putnam VT Income Fund
2DO Putnam VT International Equity Fund
2DN Putnam VT International Growth and Income Fund
2DP Putnam VT International New Opportunities Fund
2IO Putnam VT Investors Fund
069 Putnam VT Money Market Fund
098 Putnam VT New Opportunities Fund
2DR Putnam VT New Value Fund
2IP Putnam VT OTC & Emerging Growth Fund
2LA Putnam VT Research Fund
2MJ Putnam VT Small Cap Value Fund
152 Putnam VT Utilities Growth and Income Fund
2DQ Putnam VT Vista Fund
065 Putnam VT Voyager Fund
2TJ Putnam VT Discovery Growth Fund
23N Putnam VT Equity Income Fund
23K Putnam VT Capital Opportunities Fund
23H Putnam VT Mid Cap Value Fund